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Exhibit 10.3


                                                                  EXECUTION COPY

                        PARTICIPATION RIGHTS AGREEMENT


              PARTICIPATION RIGHTS AGREEMENT, dated as of October 19, 1999, by and among MIDDLE BAY OIL COMPANY, INC., an Alabama corporation (the "COMPANY"), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (the "PURCHASER") and 3TEC ENERGY COMPANY, L.L.C. , a Delaware limited liability company (the "STOCKHOLDER"), which as of the date hereof is the holder of approximately 35.5% of the issued and outstanding shares of the Company's common stock, par value $0.02 per share ("COMMON STOCK"), Common Stock purchase warrants ("WARRANTS") entitling the Stockholder to purchase 3,600,000 additional shares of Common Stock (subject to adjustment as provided therein) and one or more Senior Subordinate Promissory Notes ("NOTES") in the aggregate principal amount of $10,700,000 convertible at the election of the Stockholder into 3,566,666 additional shares of Common Stock (subject to adjustment as provided therein).

       1. BACKGROUND. The Company and the Purchaser have entered into a Securities Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of the date hereof, pursuant to which the Company has agreed, among other things, to issue and sell (a) 1,055,042 shares of Common Stock, (b) Common Stock purchase warrants ("PRUDENTIAL WARRANTS") entitling Purchaser to purchase 798,677 additional shares of Common Stock (subject to adjustment as provided therein), and (c) $2,373,844 aggregate principal amount of Notes convertible at the election of the Purchaser into 791,281 additional shares of Common Stock
(subject to adjustment as provided therein).   This Agreement shall become
effective upon the issuance of the Securities.

       2.     TRANSFERS OF COMMON STOCK.

              2.1    RIGHTS OF PARTICIPATION.

                     (a) TAGALONG OFFER. If the Stockholder or an Affiliate thereof proposes to sell for value Notes or shares of the Common Stock or Common Stock Equivalents (each of the Stockholder and any Affiliate thereof being referred to herein as a "TRANSFEROR"), BUT EXCLUDING (i) a sale which is pursuant to a public offering registered under the Securities Act or is a transfer pursuant to Rule 144 of the Securities Act, (ii) a sale to one or more of its Affiliates by a Transferor, or
       (iii) a sale or sales which are effected by such Transferor in a single transaction or a series of transactions and which do not involve more than 5% of the Fully Diluted Common Stock, then such Transferor shall offer (the "PARTICIPATION OFFER") to include in the proposed sale a number of shares of Common Stock or Common Stock Equivalents, or an aggregate principal amount of Notes, as the case may be, designated by any

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       Tagalong Holder, not to exceed, in respect of any such Tagalong
       Holder, the number of shares of Common Stock or Common Stock Equivalents, or the aggregate principal amount of Notes, as the case may be, equal to the product of (a) the aggregate principal amount of Notes, or the aggregate number of shares of Common Stock or Common Stock Equivalents, as the case may be, to be sold by the Transferor to the proposed transferee and (b) a fraction, the numerator of which shall be the number of shares of Fully Diluted Common Stock held by such Tagalong Holder and the denominator of which shall be the number of shares of Fully Diluted Common Stock held by the Transferor and the Tagalong Holders. The Transferor shall give written notice to each Tagalong Holder of the Participation Offer (the "PARTICIPATION OFFER NOTICE") at least 30 days prior to the proposed sale. The Participation Offer Notice shall specify the proposed transferee, the aggregate principal amount of Notes, or the number of shares of Common Stock or Common Stock Equivalents, as the case may be, to be sold to such transferee, the amount and type of consideration to be received therefor, and the place and date on which the sale is to be consummated.

                     (b) EXERCISE. Each Tagalong Holder who wishes to include Notes or shares of Common Stock or Common Stock Equivalents in the proposed sale in accordance with this Section 2.1 shall so notify the Transferor not more than 15 days after the date of receipt of the Participation Offer Notice. The Participation Offer shall be conditioned upon the Transferor's sale of Notes or shares of Common Stock or Common Stock Equivalents pursuant to the transactions contemplated in the Participation Offer Notice with the transferee named therein. If any Tagalong Holders have accepted the Participation Offer, the Transferor shall reduce to the extent necessary the aggregate principal amount of Notes, or the number of shares of Common Stock or Common Stock Equivalents, as the case may be, it otherwise would have sold in the proposed sale so as to permit such Tagalong Holders to sell the aggregate principal amount of Notes, or the number of shares of Common Stock or Common Stock Equivalents, as the case may be, that they are entitled to sell under this Section 2.1, and the Transferor and such Tagalong Holders shall sell the aggregate principal amount of Notes, or the number of shares of Common Stock or Common Stock Equivalents, as the case may be, specified in the Participation Offer to the proposed transferee in accordance with the terms of such sale set forth in the Participation Offer Notice. If no Tagalong Holder accepts the Participation Offer in accordance with this Section 2.1(b), the Transferor shall be free to consummate the proposed sale that is the subject of such Participation Offer with the proposed transferee. Any Notes or shares of the Common Stock or Common Stock Equivalents sold or otherwise transferred in compliance with the terms of this Agreement shall not thereafter be subject to the terms of this Agreement.

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              2.2    RESTRICTIVE LEGEND.  Contemporaneously with the execution
and delivery of this Agreement, (i) each certificate representing shares of presently outstanding, or contemporaneously issued, Common Stock, (ii) each certificate representing Warrants presently outstanding or contemporaneously issued and (iii) each Note presently outstanding or contemporaneously issued, held by the Stockholder shall be stamped or otherwise imprinted with a conspicuous legend (or shall be exchanged for stock certificates, Warrant certificates or Notes bearing a legend) in substantially the following respective forms:

       "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A PARTICIPATION RIGHTS AGREEMENT DATED AS OF OCTOBER 19, 1999 AMONG THE CORPORATION, THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND 3TEC ENERGY COMPANY, L.L.C., AND SUCH SHARES MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH SUCH RESTRICTIONS. SUCH PARTICIPATION RIGHTS AGREEMENT IS ON FILE AT THE OFFICE OF THE CORPORATION AND A COPY THEREOF WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE UPON WRITTEN REQUEST." [FOR COMMON STOCK]

       "THE COMMON STOCK PURCHASE WARRANTS REPRESENTED BY THIS CERTIFICATE, AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF SUCH WARRANTS, ARE SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A PARTICIPATION RIGHTS AGREEMENT DATED AS OF OCTOBER 19, 1999 AMONG THE CORPORATION, THE PRUDENTIAL INSURANCE COMPANY OF AMERICAN AND 3TEC ENERGY COMPANY, L.L.C., AND SUCH COMMON STOCK PURCHASE WARRANTS AND SHARES OF COMMON STOCK MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH SUCH RESTRICTIONS. SUCH PARTICIPATION RIGHTS AGREEMENT IS ON FILE AT THE OFFICE OF THE CORPORATION AND A COPY THEREOF WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF THE COMMON STOCK PURCHASE WARRANTS REPRESENTED HEREBY, OR TO THE HOLDER OF ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF SUCH WARRANTS, UPON WRITTEN REQUEST." [FOR WARRANTS]

       "THIS NOTE, AND THE SHARES OF COMMON STOCK OF THE CORPORATION ISSUABLE UPON THE CONVERSION HEREOF, ARE SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A PARTICIPATION RIGHTS AGREEMENT DATED AS OF OCTOBER 19, 1999 AMONG THE CORPORATION, THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND 3TEC ENERGY COMPANY, L.L.C., AND THIS NOTE AND SUCH SHARES OF COMMON STOCK MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH SUCH RESTRICTIONS. SUCH PARTICIPATION RIGHTS AGREEMENT IS ON FILE AT THE OFFICE OF THE CORPORATION AND A COPY THEREOF WILL BE FURNISHED WITHOUT CHARGE

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       TO THE HOLDER THIS NOTE, OR TO THE HOLDER OF SUCH SHARES OF COMMON
       STOCK, UPON WRITTEN REQUEST."  [FOR NOTES]

Each certificate issued upon the direct or indirect transfer (other than transfers made in compliance with the terms of this Agreement) of any such outstanding Common Stock or Warrants, and each Note issued upon the direct or indirect transfer (other than transfers made in compliance with the terms of this Agreement) of any other Note, held by the Stockholder, and each certificate representing shares of Common Stock issuable upon exercise of any such Warrant or upon conversion of any such Note, as the case may be, (other than upon exercise of any Warrant or conversion of any Note transferred in compliance with the terms of this Agreement) shall also be stamped or otherwise imprinted with the applicable, foregoing legend.

              2.3 EFFECT OF VIOLATION. Any purported transfer of Notes, Common Stock or Common Stock Equivalents which is not permitted by this Agreement or which is in violation of this Agreement shall be void and of no force and effect whatsoever.

       3.     DEFINITIONS.   As used herein, unless the context otherwise
requires, the following terms have the following respective meanings:

              AFFILIATE: With respect to any Person, any other Person who, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. As used herein, the term "CONTROL" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

              AGREEMENT: This Participation Rights Agreement, as the same may be amended from time to time.

              COMMON STOCK: As defined in the introductory paragraph of this Agreement.

              COMMON STOCK EQUIVALENTS:   All options, rights or warrants
       (including, without limitation, the Warrants) to purchase shares of Common Stock, all securities convertible into or exchangeable for shares of Common Stock (including, without limitation, the Notes), all shares of Common Stock into which shares of common stock of another class have been converted, and all shares of stock or other securities of the Company into which Common Stock (or Common Stock Equivalents) have been converted.

              COMPANY: As defined in the introductory paragraph of this Agreement.

              FULLY DILUTED COMMON STOCK:   At any time, the then outstanding

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       Common Stock plus (without duplication) all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of all then outstanding options, rights or warrants (including, without limitation, the Warrants) or securities convertible into or exchangeable for Common Stock (including, without limitation, the Notes).

              PARTICIPATION OFFER:   As defined in Section 2.1(a).

              PARTICIPATION OFFER NOTICE:   As defined in Section 2.1(a).

              PERSON: A corporation, an association, a partnership, a limited liability company, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

              PURCHASE AGREEMENT:   As defined in Section 1.

              PURCHASER:   As defined in the introductory paragraph of this
       Agreement.

              REQUIRED HOLDERS: At any time, any holder or holders of 662/3% of the aggregate number of (i) shares of Common Stock held by all Tagalong Holders, (ii) shares of Common Stock issuable upon the exercise of all Warrants held by all Tagalong Holders and (iii) shares of Common Stock issuable upon the conversion of all Notes held by all Tagalong Holders.

              SECURITIES ACT:   The Securities Act of 1933, as amended, or any
       successor statute thereto.

              STOCKHOLDER:   As defined in the introductory paragraph of this
       Agreement.

              TAGALONG HOLDER. Any holder of (i) Common Stock, Warrants or Notes issued pursuant to the Purchase Agreement, or (ii) Common Stock issued upon the exercise of such Warrants or the conversion of such Notes.

              TRANSFEROR:   As defined in Section 2.1(a).

              WARRANTS:   As defined in Section 1.

       4. AGREEMENT. A copy of this Agreement shall be filed with the permanent records of the Company and shall be kept at all times at the principal place of business of the Company.

       5.     FURTHER ASSURANCES.   Each party agrees to do, or cause to be
done, such further acts and to execute and deliver, or to cause to be executed and delivered, such further agreements, instruments, certificates and other documents as may be necessary or appropriate to effectuate and carry out the purposes of this Agreement.

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       6.     AMENDMENTS AND WAIVERS.  This Agreement may be amended, modified or supplemented only by an instrument approved in writing by the Company, the Stockholders and the Required Holders. Any agreement of a party hereto to waive compliance with the performance of any agreement or condition herein shall be valid only if set forth in an instrument in writing signed by such party.

       7. NOTICES. All communications provided for hereunder shall be sent by first-class mail and (a) if addressed to a Tagalong Holder, addressed to such Tagalong Holder in the manner set forth in the Purchase Agreement, or at such other address as such Tagalong Holder shall have furnished to the other parties hereto in writing, (b) if addressed to the Company, at 1221 Lamar Street, Suite 1020, Houston, Texas 77010, Attention: Floyd C. Wilson, or at such other address, or to the attention of such other officer, as the Company shall have furnished to the other parties hereto in writing; PROVIDED, HOWEVER, that any such communication to the Company may also, at the option of any of the other parties hereto, be either delivered to the Company at its address set forth above or to any officer of the Company, or (c) if to the Stockholder or any other Transferor, at 3TEC Energy Company, L.L.C., 5910 N. Central Expressway, Suite 1150, Dallas, TX 75206, Attention: Floyd C. Wilson, or at such other address as such party shall have furnished to the other parties hereto in writing.

       8. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (including, in the case of the Stockholder, the other Transferors) other than (a) the Persons to which a sale or other transfer is made pursuant to clauses (i) and (iii) of Section 2.1(a) or their respective successors and assigns (except the Stockholder) and (b) any transferee to which a sale or other transfer is made by the Transferor in compliance with Section
2.1. In the event that the Stockholder transfers any Notes, Warrants, Common Stock or Common Stock Equivalents to any of its Affiliates other than the Company, it shall cause such Affiliates to comply with the provisions of this Agreement. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the Purchaser shall also be for the benefit of and enforceable by any subsequent Tagalong Holder.

       9. DESCRIPTIVE HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

       10. SPECIFIC PERFORMANCE. The parties hereto recognize and agree that money damages may be insufficient to compensate the Tagalong Holders for breaches by the Company or the Stockholder of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

       11. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Texas.

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       12.    COUNTERPARTS.  This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.




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              IN WITNESS WHEREOF, the parties have executed this Agreement, or caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.


                                          MIDDLE BAY OIL COMPANY, INC.



                                          By:    /s/ Floyd C. Wilson
                                                 -------------------
                                          Name:  Floyd C.  Wilson
                                          Title: President and Chief Executive
                                          Officer


                                          THE PRUDENTIAL INSURANCE
                                          COMPANY OF AMERICA



                                          By:    /s/ Ric E. Abel
                                          Name:  Ric E. Abel
                                          Title: Vice President


                                          3TEC ENERGY COMPANY, L.L.C.



                                          By:    /s/ Floyd C. Wilson
                                                 -------------------
                                          Name:  Floyd C. Wilson
                                          Title: Managing Director